UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report: January 11, 2007
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware	011-13797	34-1608156
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure

On January 11, 2007, Hawk Corporation (“Hawk”) made a presentation to investors and financial analysts. The presentation is attached as Exhibit 99.1 and is also available on Hawk’s website at www.hawkcorp.com. Pursuant to General Instruction B, subsection 2, of Form 8-K, Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

This presentation discloses certain non-GAAP financial measures. Pursuant to the requirements of Regulation G, the presentation and the table provided below include a reconciliation of the non-GAAP financial measures disclosed in the presentation to the most directly comparable GAAP financial measure. This non-GAAP financial measure includes income from operations before restructuring and other costs, which excludes amounts that differ from the most directly comparable measure calculated in accordance with GAAP.

Reconciliation of Adjusted Operating Income
Twelve Months Ended December 31,
($ in millions)
	2003	2004	2005
Income from operations	$10.9	$17.3	$9.3
Restructuring costs		1.1	5.5
Other costs, net[1]	1.9	0.7	0.6
Adjusted income from operations	$12.8	$19.1	$15.4

1 Other costs, net includes loan forgiveness costs and employee benefit curtailment costs.

Hawk presented this non-GAAP financial measure because it believes that meaningful analysis of Hawk’s financial performance is enhanced by an understanding of isolated factors underlying that performance. By excluding Hawk’s non-recurring restructuring and other costs, Hawk believes that this non-GAAP financial measure allows its investors to more easily compare its financial performance period to period. In addition, Hawk’s chief operating decision makers use this measure in monitoring and evaluating both Hawk’s overall performance and the ongoing performance of each of its business segments. This non-GAAP financial measure should not be considered an alternative to measures required by GAAP.

This presentation includes forward looking statements within the meaning of the federal securities laws with respect to Hawk’s financial results and future operations and, as such, concerns matters that are not historical facts. These forward-looking statements are based upon management’s expectations and beliefs concerning future events. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of Hawk and which could cause actual results to differ materially from such statements. Reference is made to Hawk’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005, its quarterly reports on Form 10-Q, and other periodic filings, for a description of the factors that could cause actual results to differ materially from those in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Hawk undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.
    (c)     Exhibits

    99.1   Hawk Corporation Investor Presentation dated January 11, 2007

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

HAWK CORPORATION

Date: January 11, 2007	By:	/s/ Thomas A. Gilbride

Vice President - Finance

EXHIBIT INDEX

Exhibit Number	Description
99.1	Hawk Corporation Investor Presentation dated January 11, 2007